UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

GENTEX CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-10235	38-2030505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 North Centennial Street
Zeeland
Michigan		49464
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (616) 772-1800
_____________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.06 per share	GNTX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 21, 2026, the Company held its 2026 Annual Meeting of the Shareholders.  The matters listed and described briefly below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in detail in the Company's Proxy Statement filed on April 9, 2026.  The voting results are as follows:

Election of Directors

    The following individuals were elected to serve as directors of the Company to hold office for a one (1) year term expiring in 2027:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ms. Leslie Brown	158,128,540	14,512,140	17,860,451
Mr. Garth Deur	170,087,302	2,553,378	17,860,451
Mr. Steve Downing	171,724,331	916,349	17,860,451
Mr. John C. Kennedy	171,947,741	692,939	17,860,451
Dr. Billy Pink	171,917,659	723,021	17,860,451
Mr. Richard Schaum	162,704,794	9,935,886	17,860,451
Ms. Kathleen Starkoff	171,971,186	669,494	17,860,451
Mr. Brian Walker	171,034,722	1,605,958	17,860,451
Dr. Ling Zang	167,414,247	5,226,433	17,860,451

Proposal to Ratify the Appointment of Ernst & Young LLP as the Company's Auditors for the Fiscal Year Ending December 31, 2026

    The shareholders did ratify the appointment of Ernst & Young LLP to serve as the Company's auditors for the fiscal year ending December 31, 2026:

Votes For	Votes Against	Abstentions	Broker Non-Votes
183,982,692	6,360,110	158,329

Proposal to Approve, on an Advisory Basis, the Compensation of the Company's Named Executive Officers

    The shareholders did approve, on an advisory basis, the compensation of the Company's named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
167,822,852	4,448,682	369,146	17,860,451

Proposal to Approve the Gentex Corporation 2026 Omnibus Incentive Plan

    The shareholders did approve the Gentex Corporation 2026 Omnibus Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
149,753,126	22,571,717	315,837	17,860,451

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 26, 2026                            GENTEX CORPORATION
                                    (Registrant)

                                By    /s/ Kevin Nash
                                    Kevin Nash
                                    Chief Financial Officer and
                                    Vice President - Finance